UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2009

The Charles Schwab Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 1-9700

Delaware	94-3025021
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

211 Main Street, San Francisco, CA 94105

(Address of principal executive offices, including zip code)

(415) 636-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 22, 2009, at a meeting of the Board of Directors of The Charles Schwab Corporation (CSC), the Board of Directors of CSC elected Arun Sarin to the Board of Directors to serve as a member of the class of directors whose term expires at the annual meeting of stockholders in 2010. The Board of Directors determined Mr. Sarin to be independent under the independence standards of The Nasdaq Stock Market and appointed Mr. Sarin to serve on the Audit Committee and the Nominating and Corporate Governance Committee.

On October 22, 2009, at a meeting of the Compensation Committee (the Committee) of the Board of Directors of CSC, the Committee approved performance-based restricted stock unit and nonqualified stock option awards under CSC’s 2004 Stock Incentive Plan to certain named executive officers as follows:

Name and Principal Position	Value of Restricted Stock Units (1) ($)	Value of Nonqualified Stock Options (2) ($)
Charles R. Schwab Chairman	900,000	2,100,000
Walter W. Bettinger II President and Chief Executive Officer	1,950,000	4,550,000
Joseph R. Martinetto Chief Financial Officer	360,000	840,000
Carrie E. Dwyer Executive Vice President, General Counsel and Corporate Secretary	300,000	700,000
James D. McCool Executive Vice President – Institutional Services	420,000	980,000
Rebecca Saeger Executive Vice President and Chief Marketing Officer	225,000	525,000

(1)

The restricted stock unit awards will have a date of grant of November 2, 2009 and will vest in increments of 25% on the first, second, third, and fourth anniversary of the date of grant, based on CSC achieving a performance target related to return on equity for the one-year performance period ending on each September 30 preceding the vesting date. If CSC does not achieve a performance target for any one-year performance period, there will be a second opportunity to vest in any unvested restricted stock units at the end of the final performance period, if CSC achieves a performance target related to the average of the return on equity over the four one-year performance periods. The number of restricted stock units will be calculated by dividing the value of the award by the fair market value (defined as the average of the high and low price) of a share of common stock on the date of grant.

(2)

The terms and conditions of the nonqualified stock options are based on the form of notice and nonqualified stock option agreement (filed as Exhibit 10.306 to the CSC’s Form 10-K for the year ended December 31, 2007).

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHARLES SCHWAB CORPORATION

Date: October 28, 2009	By:	/s/ Joseph R. Martinetto

Joseph R. Martinetto
Executive Vice President and Chief Financial Officer